Exhibit 10.21.9

SECURITY AND PLEDGE AGREEMENT

(DST)

THIS SECURITY AND PLEDGE AGREEMENT, dated as of September 1, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, this “Security Agreement”), is by and among each of the Delaware statutory trusts listed on Schedule II hereto (each, a “Pledgor” and collectively, the “Pledgors”), Beneficient Capital Company, L.L.C., a Delaware limited liability company (the “Borrower”), and HCLP Nominees, L.L.C. (the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Acquisition Documents, each Pledgor has received interests in certain Underlying Investment Funds set forth on Schedule 1.01B to the below-described Credit Agreement;

WHEREAS, in order to facilitate the transactions contemplated by the Acquisition Documents, the Borrower has entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lender, pursuant to which the Lender has a made a term loan to the Borrower;

WHEREAS, it is a condition precedent to the obligations of the Lender under the Credit Agreement that each Pledgor grant a security interest in its respective Collateral (as hereinafter defined) to the Lender as security for the Obligations of the Borrower under the Credit Agreement; and

WHEREAS, each Pledgor has agreed to grant such security interest on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and to induce the Lender to enter into the Credit Agreement and make a term loan to the Borrower thereunder, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

(a) Capitalized terms used herein without definition shall have the same meanings given to such terms in the Credit Agreement.

(b) The following terms shall have the meanings ascribed to them below or in the Sections of this Security Agreement as indicated below:

“Collateral” has the meaning specified in Section 2(a).

“Fee Payment Date” has the meaning specified in Section 3.

“Lender” has the meaning specified in the preamble hereto.

“Pledgor” has the meaning specified in the preamble hereto.

“Security Agreement” has the meaning specified in the preamble hereto.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York (the “New York UCC”); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction or jurisdictions for purposes of the provisions hereof relating to perfection or priority.

(c) As used herein, capitalized terms not otherwise defined herein or in the Credit Agreement shall have the meaning set forth in Article 9 of the New York UCC.

2. Grant of Security Interest.

(a) Each Pledgor, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, hereby grants to the Lender a continuing security interest in all of such Pledgor’s right, title, and interest and benefit in, to and under the following, whether now owned or existing or hereafter acquired or arising and wheresoever located, including all accessions thereto and products thereof (all of which being hereinafter collectively called the “Collateral”):

(i) the Equity Interests in the Underlying Investment Funds, in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto;

(ii) the Acquisition Documents;

(iii) all other Accounts, Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, Money, Deposit Accounts, Goods, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights and Supporting Obligations;

(iv) all Proceeds of the property described in the foregoing clauses (i), (ii) and (iii); and

(v) all books and records (including computer software and other records) pertaining to any of the foregoing.

For the avoidance of doubt, “Collateral” shall not include (A) any Equity Interests in any Underlying Investment Fund that becomes subject to a Severed EDA (as defined in the Economic Direction Agreement), or (ii) any Severed EDA.

(b) The security interest is granted as security only and shall not subject the Lender or to, or transfer or in any way affect or modify, any obligation or liability of any Pledgor with respect to any of the Collateral or any transaction in connection therewith.

(c) Each Pledgor authorizes the Lender to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement or amendments thereof or supplements thereto or other instruments as the Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted by the Pledgor hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

3. Fee. In consideration for the grant of security provided by each Pledgor hereunder, the Borrower hereby agrees to pay to each Pledgor a fee equal to the product of (a) 1.0% per annum multiplied by (b) the outstanding principal balance of the Loan multiplied by (c)(i) the aggregate Market Value of the Eligible Underlying Investments pledged by such Pledgor hereunder as of the applicable Fee Payment Date divided by (ii) the aggregate Market Value of all Eligible Underlying Investments pledged by the Pledgors hereunder as of such Fee Payment Date. Such fee shall be payable in arrears on the Completion Date, the last Business Day of each calendar quarter occurring thereafter and the Termination Date (each, a “Fee Payment Date”).

4. Representations and Warranties. Each Pledgor hereby represents and warrants that:

(a) Existence, Qualification and Power. It (i) is (A) statutory trust duly organized or formed, validly existing and, (B) in good standing under the Laws of the State of Delaware, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own or lease its assets and carry on its business and (B) execute, deliver and perform its obligations under this Security Agreement, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (i)(B), (ii)(A) or (iii), to the extent that failure to do so, individually or in the aggregate, could not reasonably be expected to have a Trust Material Adverse Effect.

(b) Authorization; No Contravention. The execution, delivery and performance by such Pledgor of this Security Agreement has been duly authorized by all necessary organizational action, and does not (a) contravene the terms of any of its Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than any Lien created pursuant to this Security Agreement) under, or require any payment to be made under (i) any material Contractual Obligation to which it is a party or affecting it or its properties or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any material Law.

(c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Pledgor of this Security Agreement other than (i) those that have been obtained and are in full force and effect and (ii) filings to perfect the Liens created hereunder.

(d) Binding Effect. This Security Agreement has been duly executed and delivered by such Pledgor. This Security Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency and other Laws affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or law.

(e) Ownership of Property; Liens. Such Pledgor has good and indefeasible title to its respective Collateral and such Collateral is not subject to any Liens other than Permitted Trust Liens.

(f) Investment Company Act. Such Pledgor is not required to register as an “investment company” or as a Person controlled by a “person” required to register as an “investment company”, in each case as such terms are defined in the Investment Company Act of 1940.

(g) Compliance with Laws. Such Pledgor is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Trust Material Adverse Effect.

(h) Perfection of Security Interests in the Collateral. This Security Agreement creates in favor of the Lender valid security interests in, and Liens on, such Pledgor’s right, title and interest in the Collateral. Upon the filing of the UCC-1 financing statements in the State of Delaware and delivery of any certificates and related powers required pursuant to Section 5(e), such security interests and Liens will be perfected security interests and Liens in such Pledgor’s right, title and interest in the, prior to all other Liens other than Permitted Trust Liens.

(i) Commercial Tort Claims. As of the date hereof, such Pledgor does not own any Commercial Tort Claims.

(j) Trust Information. The exact legal name of such Pledgor as of the Closing Date is as set forth on the signature pages hereto. Such Pledgor has not during the five years preceding the Closing Date (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in structure.

5. Covenants. Each Pledgor covenants and agrees that:

(a) Existence; Compliance with Laws; Taxes. Such Pledgor shall:

(i) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization.

(ii) Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Trust Material Adverse Effect.

(iii) Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Trust Material Adverse Effect.

(iv) Pay and discharge as the same shall become due and payable all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Pledgor.

(b) Acquisition Documents; Organization Documents. Except with respect to any amendments or modifications specifically contemplated in any such Acquisition Document or Organization Document, such Pledgor shall not enter into or consent to any amendment, modification or waiver of any Acquisition Document or any Organization Document thereof (i) prior to the Completion Date, in any manner or (ii) from and after the Completion Date, in a manner adverse to the Lender.

(c) Sale of Collateral; Liens. Such Pledgor shall not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral unless, after giving effect thereto and application of the proceeds thereof, no Default shall have occurred and be continuing, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for Permitted Trust Liens or (iii) except as set forth in the Acquisition Documents or the Organization Documents of the Underlying Investment Funds, enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Lender to sell, assign or transfer any of the Collateral.

(d) Transfer Powers. Upon the request of the Lender, such Pledgor shall deliver to the Lender (i) any certificates or instruments representing the Collateral of such Pledgor and (ii) concurrently therewith, an undated stock power, transfer power or endorsement covering such certificate or instrument, duly indorsed in blank.

(e) Consent to Pledge. Upon such Pledgor obtaining a consent from any party required under the Organization Documents of an Underlying Investment Fund in connection with the assignment of an investment in such Underlying Investment Fund to such Pledgor pursuant to the Acquisition Documents, such Pledgor shall (to the extent required under the Organization Documents of such Underlying Investment Fund) also obtain a consent from such party to the pledge of such investment by the Pledgor under this Security Agreement; provided, that the sole remedy of the Lender for a failure to obtain any such consent shall be to specify that such investment shall no longer constitute an Eligible Underlying Investment.

(f) Trust Information. Such Pledgor shall not, without providing ten (10) days prior written notice to the Lender (or such lesser period as the Lender may agree), change its name, state of formation or form of organization.

(g) Commercial Tort Claim. Such Pledgor agrees that, if it shall acquire an interest in any Commercial Tort Claim, it shall (i) within ten (10) days (or such later date as the Lender may agree) following such acquisition, deliver to the Lender, in each case in form and substance reasonably satisfactory to the Lender, written notice thereof containing a specific description of such Commercial Tort Claim and (ii) execute and deliver to the Lender, in each case in form and substance reasonably satisfactory to the Lender, any document, and take all other action, deemed by the Lender to be reasonably necessary or appropriate for the Lender to obtain a perfected security interest in such Commercial Tort Claim.

(h) Further Assurances. Such Pledgor shall execute and deliver any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable Law, or that the Lender may reasonably request, in order to perfect and to maintain the perfection and priority of the security interest of the Lender in such Pledgor’s right, title and interest in the Collateral granted pursuant to this Security Agreement, all at such Pledgor’s expense.

6. Rights and Remedies of the Lender and Rights of the Pledgor Related to Collateral. If an Event of Default shall have occurred and be continuing, and the Obligations have been declared immediately due and payable, the Lender may take any one or more of the following actions, in each case subject to the terms of the Economic Direction Agreement:

(a) exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC and under any other applicable law, as the same may from time to time be in effect;

(b) transfer all or any part of the Collateral into the name of the Lender or its nominee and notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder;

(c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto and exercise all other rights of any Pledgor in any of the Collateral;

(d) take possession or control of any proceeds of the Collateral (including dispositions and distributions with respect to any Equity Interests held directly by any Pledgor comprising the Collateral);

(e) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral;

(f) exercise such rights as may be granted to the Lender under the Organization Documents of any Pledgor; and

(g) perform such other acts as may be reasonably required to protect the Lender’s rights and interest hereunder.

In addition to the above, upon the occurrence and during the continuance of an Event of Default and notice by the Lender to the applicable Pledgor, the Lender or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof, exercising such powers in such manner as the Lender may elect.

So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all of its voting and other consensual rights pertaining to its respective Collateral or any part thereof and to use, transfer and dispose of such Collateral for any purpose not inconsistent with the terms of this Security Agreement.

The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against any Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Lender shall be under no obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof, which each Pledgor agrees and undertakes to do at such Pledgor’s expense, but the Lender may do so in its discretion at any time when an Event of Default has occurred and is continuing and at such time the Lender shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or paid by the Lender in connection with or incident to any such collection or attempt to collect the Collateral of any Pledgor or actions to enforce the Collateral of any Pledgor or any security therefor shall be borne by such Pledgor or reimbursed by such Pledgor to the Lender upon demand. The proceeds received by the Lender as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by the Lender without liability for interest thereon and shall be applied by the Lender as the Lender may deem appropriate toward payment of any of the Obligations in such order or manner as the Lender may elect in accordance with Section 8. Each Pledgor hereby acknowledges that such Pledgor’s assets are of a special nature and that proceeds realized upon the disposition of the Collateral or any other property of such Pledgor may be significantly below the market value of such assets without being “commercially unreasonable” given the limited liquidity of such assets and other restrictions applicable thereto.

7. Further Assurances. Each Pledgor at any time and from time to time, upon written request of the Lender and the sole expense of such Pledgor, shall promptly and duly execute and deliver (or cause the prompt and due execution and delivery of) any and all such further instruments and documents and take such further action as the Lender may reasonably request to negotiate and otherwise effect the disposition of any Collateral, including, without limitation, executing and delivering proxies and stock powers, in a form reasonably acceptable to the Lender, with respect to the Collateral promptly after (and in any event within five (5) Business Days of) written request by the Lender.

8. Application of Proceeds. Upon the occurrence and during the continuation of any Event of Default, the proceeds and avails of the Collateral at any time received by the Lender and any funds or payments received by the Lender, when received by the Lender in cash or its equivalent, shall be applied by the Lender to the payment and satisfaction of the Obligations as set forth in the Credit Agreement. The Lender shall promptly notify the Pledgors of each such application, including the amount and nature of the Obligations paid with such proceeds.

9. The Lender’s Appointment as Attorney-in-Fact.

The Pledgor shall on the date hereof execute and deliver the Irrevocable Limited Power of Attorney in the form attached hereto as Exhibit A in favor of the Lender and shall, upon request, promptly execute and deliver replacement Irrevocable Limited Powers of Attorney in favor of any successors, assigns or replacements of the Lender.

10. Lien Absolute. All rights of the Lender hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, or any other agreement, document or instrument governing or evidencing any Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor (other than full payment or satisfaction of the Obligations).

11. Release of Collateral Covered by this Security Agreement.

(a) This Security Agreement and the security interests and all related rights and powers granted or created hereunder shall terminate upon the indefeasible payment in full of the Obligations (other than contingent indemnification obligations not yet accrued).

(b) Upon (i) any sale or other transfer by any Pledgor of any designated Collateral in a transaction permitted hereunder or (ii) the effectiveness of any written consent to the release of the security interest created under this Security Agreement in any designated Collateral in accordance with Section 15 hereof, the security interest in such designated Collateral created by this Security Agreement shall be automatically released.

(c) Upon the termination of this Security Agreement as provided in clause (a) above, or the release of Collateral as provided in clause (b) above, the Lender shall, at the Pledgors’ request and expense, take all actions reasonably requested to confirm the termination of all rights, powers and interests under this Security Agreement and the release of the Collateral (to the extent released) from the security interests granted or created hereunder, including, without limitation, the execution and delivery of termination statements and releases and, where appropriate, the return of physical possession and control of such Collateral.

12. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

13. Notices.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule I hereto; and

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

(b) Change of Address, Etc. Any Pledgor or the Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto.

14. Severability. Each provision of this Security Agreement shall be considered severable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Security Agreement that are valid, enforceable and legal.

15. Waivers; Amendments.

(a) No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender from time to time. No notice to or demand on any Pledgor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under this Security Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

(b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except with the written consent of all parties hereto.

16. Successors and Assigns. This Security Agreement and the rights and obligations of the Pledgors hereunder shall not be assigned by any Pledgor. This Security Agreement may be assigned by the Lender to one or more assignees in accordance with Section 9.06 of the Credit Agreement, and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Lender hereunder.

17. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER

LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) SUBMISSION TO JURISDICTION. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY

AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

19. Execution in Counterparts. This Security Agreement and any signed agreement or instrument entered into in connection with this Security Agreement, and any amendments hereto or thereto, may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re execute the original form of this Security Agreement and deliver such form to all other parties hereto. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

20. Limitation of Trustee Liability. Notwithstanding any other provision herein, it is expressly understood and agreed by the parties hereto that (a) this agreement is executed and delivered by Delaware Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreements of the Pledgors, (b) each of the representations, undertakings and agreements herein made on the part of a Pledgor is made and intended not as personal representations, undertakings and agreements by Delaware Trust Company but is made and intended for the purpose for binding only each Pledgor, (c) nothing herein contained shall be construed as creating any liability on Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Pledgors or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by a Pledgor under this Agreement or any other related documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered on the date first set forth above.

PLEDGORS:

LT-1 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

LT-2 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

LT-3 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

[Signature Page to Security and Pledge Agreement (DST)]

LT-4 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

LT-5 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

LT-6 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

LT-7 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

[Signature Page to Security and Pledge Agreement (DST)]

LT-8 CUSTODY TRUST

By:	Delaware Trust Company, not in its individual capacity but solely as Trustee

	By:	/s/ William G. Popeo
Name: William G. Popeo
Title: President

[Signature Page to Security and Pledge Agreement (DST)]

BENEFICIENT CAPITAL COMPANY, L.L.C.

By: Beneficient Company Holdings, L.P., its sole member and manager

By: The Beneficient Company Group, L.P., its general partner

By: Beneficient Management, L.L.C., its general partner

By:	/s/ Brad K. Heppner
Name: Brad K. Heppner
Title: CEO

[Signature Page to Security and Pledge Agreement (DST)]

LENDER:

HCLP NOMINEES, L.L.C.

By: Highland Counselors, L.L.C., its Manager

By:	/s/ Jeffrey S. Hinkle
Name: Jeffrey S. Hinkle
Title: Manager

[Signature Page to Security and Pledge Agreement (DST)]

SCHEDULE I

NOTICE INFORMATION

Borrower:

325 N. Saint Paul Street, Suite 4850 Dallas,

TX 75201

Attention: Brad K. Heppner

Email: bheppner@beneficient.com

Lender:

325 N. Saint Paul Street, Suite 4850 Dallas,

TX 75201

Attention: Jeffrey S. Hinkle

Email: jhinkle@beneficient.com

Pledgors:

325 N. Saint Paul Street, Suite 4850

Dallas, TX 75201

Attention: Brad K. Heppner

Email: bheppner@beneficient.com

SCHEDULE II

LIST OF PLEDGORS

LT-1 CUSTODY TRUST

LT-2 CUSTODY TRUST

LT-3 CUSTODY TRUST

LT-4 CUSTODY TRUST

LT-5 CUSTODY TRUST

LT-6 CUSTODY TRUST

LT-7 CUSTODY TRUST

LT-8 CUSTODY TRUST

EXHIBIT A

FORM OF POWER OF

ATTORNEY